EXHIBIT 99.1

Heritage Oaks Bancorp Schedules First Quarter Conference Call

PASO ROBLES, Calif., April 8, 2013 (GLOBE NEWSWIRE) -- Heritage Oaks Bancorp, (Nasdaq:HEOP), the holding company of Heritage Oaks Bank, will host a conference call on Friday, April 26, 2013 at 8:00 a.m. Pacific Daylight Time to discuss its operating results for the quarter ending March 31, 2013, which will be released after the close of business on Thursday, April 25, 2013. Interested parties can listen to the conference call by dialing (877) 363-5052 Conference ID: 31247570 or by webcast via Heritage Oaks Bancorp's website at www.heritageoaksbancorp.com under the "Investor Relations" section. Heritage Oaks Bancorp's operating results press release for the first quarter 2013 will be available under the "Investor Relations" section of Heritage Oaks Bancorp's website. A replay of the call will be available on Heritage Oaks Bancorp's website later that day and will remain on its site for up to 14 calendar days.

About Heritage Oaks Bancorp

Heritage Oaks Bancorp is the holding company for Heritage Oaks Bank, which operates as Heritage Oaks Bank and Business First, a division of Heritage Oaks Bank. Heritage Oaks Bank has its headquarters plus one branch office in Paso Robles, two branch offices in San Luis Obispo, single branch offices in Morro Bay, Cambria, Arroyo Grande, Atascadero, Templeton, two branch offices in Santa Maria, and a loan production office in Ventura/Oxnard. The Business First division has one branch office in Santa Barbara. Heritage Oaks Bank conducts commercial banking business in San Luis Obispo County, Santa Barbara County, and Ventura County. Visit Heritage Oaks Bancorp on the Web at www.heritageoaksbancorp.com. By including the foregoing website address, Heritage Oaks Bancorp does not intend to and shall not be deemed to incorporate by reference any material contained therein.

Forward Looking Statements

Certain statements contained in this press release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). Statements concerning future performance, developments or events, management's expectations for growth, income forecasts, sales activity for collateral, and any other guidance on future periods, constitute forward-looking statements within the meaning of the Act and are subject to a number of risks and uncertainties. Actual results may differ materially from expectations expressed in any forward-looking statements as a result of such risks and uncertainties. Specific risks and uncertainties include, but are not limited to, the success of Heritage Oaks Bancorp (the "Company") and Heritage Oaks Bank (the "Bank") in fulfilling the requirements of the memoranda of understanding entered into by the Company and the Bank, respectively, with the Federal Reserve Bank of San Francisco, and the FDIC and California Department of Financial Institutions, respectively, the ongoing recession in the United States and the markets in which the Company operates, and the response of the federal and state government and banking regulators thereto, continued growth, the Bank's beliefs as to the adequacy of its existing and anticipated allowances for loan losses, beliefs and expectations regarding actions that may be taken by regulatory authorities having oversight of the Bank's operations, interest rates and financial policies of the United States government, continued weakness in the real estate markets within which we operate and general economic conditions. Additional information on these and other risks and uncertainties that could affect our business, operations and financial results are included in the Company's Securities and Exchange Commission filings. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company's results could differ materially and adversely from those expressed in, implied or projected by such forward-looking statements. The Company and the Bank assume no obligation to update such forward-looking statements and expressly disclaim any intent to do the same.

CONTACT: Simone Lagomarsino, President and CEO
         805-369-5200